UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2007

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 7.01	Regulation FD Disclosure

On February 20, 2007, Valassis Communications, Inc. (the “Company”), in connection with the Company’s pending acquisition of ADVO, Inc., commenced distribution of a preliminary offering memorandum to potential investors relating to a proposed Rule 144A and Regulation S offering of $590,000,000 aggregate principal amount of senior unsecured notes (the “notes”). The notes have not been registered under the Securities Act of 1933, as amended, and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Company is furnishing certain sections of the preliminary offering memorandum so that these sections will be disclosed pursuant to Regulation FD. A copy of these sections is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Excerpts from Preliminary Offering Memorandum, dated February 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Barry P. Hoffman
Date: February 20, 2007	Name:	Barry P. Hoffman
	Title:	Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Excerpts from Preliminary Offering Memorandum, dated February 17, 2007